SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 28, 2008
(Date of Report)
CNA SURETY CORPORATION
(Exact name of Registrant as specified in its charter)
1-13277
(Commission File No.)

Delaware (State or other jurisdiction)	36-4144905 (IRS Employer Identification No.)

333 S. Wabash Avenue, Chicago, Illinois (Address of principal executive offices)	60604 (Zip code)
(312) 822-5000
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
CNA Surety Corporation and President and Chief Executive Officer John F. Welch executed an amendment to Mr. Welch’s employment agreement. This amendment extended the employment term until December 31, 2011 and established a base salary of $470,000 beginning January 1, 2009. The amendment also included a number of revisions that were intended to make the agreement compliant with final regulations of Section 409A of the Internal Revenue Code.

ITEM 9.01.	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 10 (39) — First Amendment to the Employment Agreement with John F. Welch, President and Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNA SURETY CORPORATION (Registrant)
By:	/s/ John F. Corcoran
John F. Corcoran
Senior Vice President and Chief Financial Officer

Dated: October 28, 2008

EXHIBIT INDEX

Exhibit No.

10 (39).	First Amendment to the Employment Agreement between CNA Surety Corporation and John F. Welch, President and Chief Executive Officer